EXHIBIT 10.1

                       REGISTRATION RIGHTS AGREEMENT


           REGISTRATION RIGHTS AGREEMENT, dated as of March 29, 1998 (the "Agreement"), among SUNBEAM CORPORATION, a Delaware corporation ("Laser"), and COLEMAN (PARENT) HOLDINGS INC., a Delaware corporation ("Parent Holdings").

           WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 27, 1998 (the "Holdings Merger Agreement"), by and among Laser, LASER ACQUISITION CORP., a Delaware corporation and wholly owned subsidiary of Laser ("Laser Merger Sub"), CLN HOLDINGS INC., a Delaware corporation and wholly owned subsidiary of Parent Holdings ("Holdings"), and Parent Holdings, Laser Merger Sub will be merged immediately after the execution of this Agreement with the surviving corporation becoming an indirect wholly owned subsidiary of Laser, upon the terms and subject to the conditions set forth in the Holdings Merger Agreement (the "Holdings Merger"); and

           WHEREAS, upon consummation of the Holdings Merger, the shares of Holdings Common Stock (as defined herein) issued and outstanding immediately prior to the effective time of the Holdings Merger shall be converted into the right to receive an aggregate of (A) 14,099,749 fully paid and nonassessable shares of Laser Common Stock (as defined herein) and
 (B) $159,956,756 in cash, without interest hereon; and

           WHEREAS, it is a condition to the obligations of Holdings to consummate the Holdings Merger that this Agreement be duly executed and delivered by each of the parties hereto; and

           WHEREAS, in order to induce Holdings to enter into the Holdings Merger Agreement, Laser has agreed to provide registration rights with respect to the shares of Laser Common Stock to be issued to Parent Holdings upon consummation of the Holdings Merger.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                  ARTICLE I
                            CERTAIN DEFINITIONS

 Section 1.1    Definitions.

           As used in this Agreement, the following terms shall have the following meanings:

           The term "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

           The term "Agreement" shall have the meaning ascribed to it in the first paragraph of the Preamble.

           The term "Camper" shall mean The Coleman Company, Inc., a Delaware corporation.

           The term "Effective Date" shall have the meaning ascribed to it in Section 2.2.

           The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

           The term "Holdings" shall have the meaning ascribed to it in the second paragraph of the Preamble.

           The term "Holdings Common Stock" shall mean common stock, par value $1.00 per share, of Holdings.

           The term "Holdings Merger" shall have the meaning ascribed to it in the second paragraph of the Preamble.

           The term "Holdings Merger Agreement" shall have the meaning ascribed to it in the second paragraph of the Preamble.

           The term "Laser" shall have the meaning ascribed to it in the first paragraph of the Preamble.

           The term "Laser Common Stock" shall mean common stock, par value $.01 per share, of Laser.

           The term "Laser Merger Sub" shall have the meaning ascribed to it in the second paragraph of the Preamble.

           The term "Laser Offering" shall mean the sale of equity securities of Laser, or securities convertible into or exchangeable or exercisable for equity securities of Laser, pursuant to a registration statement filed by Laser under the Securities Act (other than a registration statement filed on Form S-8 or any successor form) respecting an underwritten offering, whether primary or secondary, that is declared effective by the SEC.

           The term "Losses" shall have the meaning ascribed to it in
 Section 2.6(a).

           The term "Parent Holdings" shall have the meaning ascribed to it in the first paragraph of the Preamble.

           The term "Person" shall mean an individual, trustee, corporation, partnership, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, union, business association, firm or other entity.

           The term "Registrable Securities" shall mean the shares of Laser Common Stock to be issued to Parent Holdings upon consummation of the Holdings Merger and any other securities issued or issuable upon or in respect of such securities by way of conversion, exchange, dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when such securities have been sold or otherwise transferred by Parent Holdings pursuant to the Shelf Registration Statement or pursuant to Rule 144 under the Securities Act.

           The term "Registration Expenses" shall have the meaning ascribed to it in Section 2.5.

           The term "Rule 144" shall mean Rule 144 promulgated under the Securities Act (or any successor rule).

           The term "Rule 415 Offering" shall have the meaning ascribed to it in Section 2.1(a).

           The term "SEC" shall mean the United States Securities and Exchange Commission.

           The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

           The term "Shelf Registration Statement" shall have the meaning ascribed to it in Section 2.1(a).

           The term "Transfer" shall mean any attempt to, directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of or otherwise transfer any of the Registrable Securities.

                                 ARTICLE II
                            REQUIRED REGISTRATION

 Section 2.1    Required Registration.

           (a) Form S-3. Laser shall prepare and file with the SEC a registration statement (the "Shelf Registration Statement") on Form S-3 or another appropriate form permitting registration of the Registrable Securities so as to permit the resale of the Registrable Securities by Parent Holdings pursuant to an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule) under the Securities Act (a "Rule 415 Offering") and shall use reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the SEC on or before the date on which any of the Registrable Securities may be transferred by Parent Holdings pursuant to Article VII of the Holdings Merger Agreement. Laser shall use reasonable best efforts to permit the Shelf Registration Statement to be used by Affiliates of Camper for resales of shares of Laser Common Stock issued to such Affiliates in the merger of a wholly owned subsidiary of Laser with Camper; provided, however, that any such Affiliate using the Shelf Registration Statement shall agree in writing to be bound by all of the restrictions, limitations and obligations of Parent Holdings contained in this Agreement.

           (b) Effectiveness. Laser shall use reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the date that is the earliest to occur of (i) the date by which all Registrable Securities covered by the Shelf Registration Statement have been sold and (ii) the second anniversary of the consummation of the Holdings Merger.

           (c) Amendments/Supplements. Laser shall amend and supplement the Shelf Registration Statement and the prospectus contained therein if required by the rules, regulations or instructions applicable to the registration form used by Laser for such Shelf Registration Statement, if required by the Securities Act.

           (d) Offerings. At any time from and after the date on which the Shelf Registration Statement is declared effective by the SEC (the "Effective Date"), Parent Holdings, subject to the restrictions and conditions contained herein and in the Merger Agreement, and subject further to compliance with all applicable state and federal securities laws, shall have the right to dispose of all or any portion of the Registrable Securities.

 Section 2.2    Holdback Agreement.

           From and after the Effective Date, upon the request of Laser, Parent Holdings shall not effect any public sale or distribution (including sales pursuant to Rule 144) of Registrable Securities that are equity securities of Laser, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities pursuant to registration of such securities on Form SB8 or any successor form) during the period commencing on the date on which Laser commences a Laser Offering through the sixty (60)-day period immediately following the closing date of such Laser Offering; provided, however, that Parent Holdings shall not be obligated to comply with this
 Section 2.2 on more than two (2) occasions in any twelve (12)-month period; and provided, further, that notwithstanding anything to the contrary in this Section 2.2 or Section 2.3, in no event shall Parent Holdings be disabled from effecting offers or sales of Registrable Securities for more than one-hundred-and-fifteen (115) days during any twelve (12)-month period.

 Section 2.3    Blackout Provisions.

           In the event that, at any time while the Shelf Registration Statement remains effective, Laser determines in its reasonable judgment and in good faith that the sale of Registrable Securities would require disclosure of material information which Laser has a bona fide business purpose for preserving as confidential, Parent Holdings shall, upon receiving written notice from Laser of such good faith determination, suspend sales of the Registrable Securities for a period beginning on the date of receipt of such notice and expiring on the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) forty-five (45) days after the receipt of such notice from Laser; provided, however, that Parent Holdings shall not be obligated to comply with this Section 2.3 on more than two (2) occasions in any twelve (12) month period; and provided, further, that notwithstanding anything to the contrary in this Section 2.3 or Section 2.2, in no event shall Parent Holdings be disabled from effecting offers or sales of Registrable Securities for more than one-hundred-and-fifteen (115) days during any twelve (12)-month period.

 Section 2.4    Registration Procedures.

           (a) Procedures. In connection with the registration of the Registrable Securities pursuant to this Agreement, Laser shall use reasonable best efforts to effect the registration and sale of the Registrable Securities in accordance with Parent Holdings' intended method of disposition thereof and, in connection therewith, Laser shall:

                (1)  prepare and file with the SEC the Shelf
      Registration Statement and use reasonable best efforts to cause the Shelf Registration Statement to become and remain effective in accordance with Sections 2.1(a) and (b) above;

                (2) prepare and file with the SEC amendments and supplements to the Shelf Registration Statement and the prospectuses used in connection therewith in accordance with
      Section 2.1(c) above;

                (3)  before filing with the SEC the Shelf
      Registration Statement or prospectus or any amendments or supplements thereto, Laser shall furnish to one (1) counsel selected by Parent Holdings and one (1) counsel for the underwriter or sales or placement agent, if any, in connection therewith, drafts of all such documents proposed to be filed and provide such counsel with a reasonable opportunity for review thereof and comment thereon, such review to be conducted and such comments to be delivered with reasonable promptness;

                (4)  promptly (i) notify Parent Holdings of each of
      (w) the filing and effectiveness of the Shelf Registration Statement and each prospectus and any amendments or supplements thereto, (x) the receipt of any comments from the SEC or any state securities law authorities or any other governmental authorities with respect to any such Shelf Registration Statement or prospectus or any amendments or supplements thereto, (y) any oral or written stop order with respect to such registration, any suspension of the registration or qualification of the sale of the Registrable Securities in any jurisdiction or any initiation or threatening of any proceedings with respect to any of the foregoing, and (z) of the happening of any event that requires the making of any changes in such Shelf Registration Statement, prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
      (ii) use reasonable best efforts to obtain the withdrawal of any order suspending the registration or qualification (or the effectiveness thereof) or suspending or preventing the use of any related prospectus in any jurisdiction with respect thereto;

                (5) furnish to Parent Holdings, the underwriters or the sales or placement agent, if any, and one (1) counsel for each of the foregoing, a conformed copy of the Shelf Registration Statement and each amendment and supplement thereto (in each case, including all exhibits thereto) and such additional number of copies of such Shelf Registration Statement, each amendment and supplement thereto (in such case, without such exhibits), the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and prospectus supplements and all exhibits thereto and such other documents as Parent Holdings, its underwriters, agent or such counsel may reasonably request in order to facilitate the disposition of the Registrable Securities by Parent Holdings;

                (6) in connection with a sale of Registrable Securities by or through an underwriter, if requested by Parent Holdings or the managing underwriter or underwriters of a Rule 415 Offering, subject to approval of counsel to Laser in its reasonable judgment, promptly incorporate in a prospectus, supplement or post-effective amendment to the Shelf Registration Statement such information concerning underwriters and the plan of distribution of the Registrable Securities as such managing underwriter or underwriters or Parent Holdings reasonably shall furnish to Laser in writing and such request to be included therein, including, without limitation, information with respect to the number of Registrable Securities being sold by Parent Holdings to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus, supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus, supplement or post-effective amendment;

                (7) use reasonable best efforts to register or qualify the Registrable Securities for offer and sale under such securities or "blue sky" laws of such jurisdictions as Parent Holdings reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Parent Holdings to consummate the disposition in such jurisdictions in which the Registrable Securities are to be sold and keep such registration or qualification in effect for as long as the Shelf Registration Statement remains effective under the Securities Act (provided that Laser shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction where it would not otherwise be subject to taxation but for this paragraph or (iii) consent to the general service of process in any jurisdiction where it would not otherwise be subject to general service of process but for this paragraph);

                (8) notify Parent Holdings, at any time when a prospectus relating to the Shelf Registration Statement is required to be delivered under the Securities Act, upon the discovery that, or of the happening of any event as a result of which, the Shelf Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading, and promptly prepare and furnish to Parent Holdings a supplement or amendment to the prospectus contained in the Shelf Registration Statement so that the Shelf Registration Statement shall not, and such prospectus as thereafter delivered to the purchasers of such Registrable Securities shall not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (9) cause all of the Registrable Securities to be listed on each national securities exchange and included in each established over-the-counter market on which or through which the Laser Common Stock is then listed or traded;

                (10) in connection with a sale of Registrable Securities by or through an underwriter, make available for inspection by Parent Holdings, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by Parent Holdings or its underwriter, all financial and other records, pertinent corporate documents and properties of Laser as shall be reasonably necessary to enable either of them to exercise their due diligence responsibility, and cause Laser's officers, directors, employees, attorneys and independent accountants to supply all information reasonably requested by Parent Holdings, its underwriters, attorneys, accountants or agents in connection with the Shelf Registration Statement; information which Laser determines, in good faith, to be confidential shall not be disclosed by such persons unless (i) the disclosure of such information is required by applicable federal securities laws or is necessary to avoid or correct a misstatement or omission in such Shelf Registration Statement or (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; Parent Holdings agrees, on its own behalf and on behalf of all of its underwriters, accountants, attorneys and agents, that the information obtained by any of them as a result of such inspections shall be deemed confidential unless and until such is made generally available to the public; Parent Holdings further agrees, on its own behalf and on behalf of all of its underwriters, accountants, attorneys and agents, that Parent Holdings will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to Laser and allow Laser, at Parent Holdings' expense, to undertake appropriate action to prevent disclosure of the information deemed confidential; nothing contained herein shall require Laser to waive any attorney-client privilege or disclose attorney work product;

                (11) use reasonable best efforts to comply with all applicable laws related to the Shelf Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act, and the rules and regulations promulgated by the SEC) and make generally available to its security holders as soon as practicable (but in any event not later than fifteen (15) months after the effectiveness of the Shelf Registration Statement) an earnings statement of Laser and its subsidiaries complying with Section 11(a) of the Securities Act;

                (12) in connection with a sale of Registrable Securities by or through an underwriter, use reasonable best efforts to furnish to Parent Holdings a signed counterpart of
      (x) an opinion of counsel for Laser (including a "Rule 10b-5" opinion) and (y) a "comfort" letter signed by the independent public accountants who have certified Laser's financial statements included or incorporated by reference in such registration statement, covering such matters with respect to such registration statement and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities for the account of, or on behalf of, an issuer of common stock, such opinion and comfort letters to be dated the date that such opinion and comfort letters are customarily dated in such transactions; and

                (13) take other actions as Parent Holdings or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities.

           (b) Further Agreements. Without limiting any of the foregoing, in the event that the sale of Registrable Securities is to be made by or through an underwriter, Laser shall enter into an underwriting agreement with a managing underwriter or underwriters selected by Parent Holdings containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the agreements contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers; provided, however, that Parent Holdings shall not utilize the Shelf Registration Statement for more than two (2) underwritten offerings during the term of this Agreement. In connection with the sale of Registrable Securities hereunder, Parent Holdings may, at its option, require that any and all representations and warranties by, and the other agreements of, Laser to or for the benefit of such underwriter or underwriters (or which would be made to or for the benefit of such an underwriter or underwriter if such sale of Registrable Securities were pursuant to a customary underwritten offering) be made to and for the benefit of Parent Holdings and that any or all of the conditions precedent to the obligations of such underwriter or underwriters (or which would be so for the benefit of such underwriter or underwriters under a customary underwriting agreement) be conditions precedent to the obligations of Parent Holdings in connection with the disposition of Parent Holdings' securities pursuant to the terms hereof. In connection with any offering of Registrable Securities registered pursuant to this Agreement, Laser shall, upon receipt of duly endorsed certificates representing the Registrable Securities, (i) furnish to the underwriter, if any (or, if no underwriter, Parent Holdings), unlegended certificates representing ownership of Registrable Securities being sold, in such denominations as requested, and (ii) instruct any transfer agent and registrar of the Registrable Securities to release any stop transfer order with respect thereto.

           Parent Holdings agrees that upon receipt of any notice from Laser of the happening of any event of the kind described in paragraph (8) of Section 2.4(a), Parent Holdings shall forthwith discontinue its disposition of Registrable Securities pursuant to the Shelf Registration Statement and prospectus relating thereto until Parent Holdings' receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (8) of Section 2.4(a) and, if so directed by Laser, deliver to Laser all copies, other than permanent file copies, then in Parent Holdings' possession of the prospectus current at the time of receipt of such notice relating to the Registrable Securities.

 Section 2.5    Registration Expenses.

           All expenses incidental to Laser's performance of, or compliance with, its obligations under this Agreement including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and "blue sky" laws (including, without limitation, the fees and expenses of counsel for underwriters or placement or sales agents in connection therewith), all printing and copying expenses, all messenger and delivery expenses, all fees and expenses of underwriters and sales and placement agents in connection therewith (excluding underwriters' discounts and commissions and the fees and expenses of counsel therefor), all fees and expenses of Laser's independent certified public accountants and counsel (including, without limitation, with respect to "comfort" letters and opinions) and other Persons retained by Laser in connection therewith (collectively, the "Registration Expenses"), shall be borne by Laser. Laser shall not be responsible for and shall not pay underwriters' discounts and commissions and the fees and expenses of counsel therefor and fees and expenses of legal counsel, accountants, agents or experts retained by Parent Holdings in connection with the sale of the Registrable Securities. Laser will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the Registrable Securities on the New York Stock Exchange or, if the Laser Common Stock is then not so listed, included in an established over-the-counter market.

 Section 2.6    Indemnification.

           (a) By Laser. Laser agrees to indemnify Parent Holdings and Parent Holdings' directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) Laser or such other indemnified Person to the fullest extent lawful, against all losses, claims, damages, liabilities, judgments, and reasonable costs (including, without limitation, reasonable attorneys' fees and expenses) (collectively, the "Losses") as incurred, caused by, arising out of, resulting from or relating to any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to Laser by Parent Holdings or its underwriter or other agent expressly for use therein or by Parent Holdings' failure to deliver, or its underwriter's or other agent's failure to deliver, a copy of the Shelf Registration Statement or prospectus or any amendments or supplements thereto after Laser has furnished Parent Holdings with the requested number of copies of the same. In connection with an underwritten offering and without limiting any of Laser's other obligations under this Agreement, Laser shall indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriters or such other indemnified Person to the same extent as provided above with respect to the indemnification of Parent Holdings.

           (b) By Parent Holdings. In connection with the Shelf Registration Statement, Parent Holdings shall furnish to Laser in writing information regarding Parent Holdings' ownership of Registrable Securities and Parent Holdings' intended method of distribution thereof and shall indemnify Laser, its directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) Laser or such other indemnified Person against all Losses caused by, arising out of, resulting from or relating to any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission or alleged untrue statement or omission (i) is caused by, arises out of, results from or relates to, or is alleged to be omitted from, such information so furnished in writing by Parent Holdings or (ii) arises out of or results from Parent Holdings' failure to deliver, or Parent Holdings' underwriter's or other agent's failure to deliver, a copy of the Shelf Registration Statement or prospectus or any amendments or supplements thereto after Laser has furnished Parent Holdings with the requested number of copies of the same. In connection with an underwritten offering and without limiting any of Parent Holdings' other obligations under this Agreement, (i) Parent Holdings shall indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriters or such other indemnified Person to the same extent as provided above with respect to the indemnification of Laser and (ii) Parent Holdings shall cause each underwriter of an underwritten offering to indemnify Laser, its directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) Laser or such indemnified Person, on terms and subject to conditions customary for such indemnification by nationally known investment banking firms, against all Losses caused by, arising out of, resulting from or relating to any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission or alleged untrue statement or omission (x) is caused by, arises out of or results from information furnished in writing by such underwriter specifically for inclusion in the Shelf Registration Statement or (y) arises out of or results from such underwriter's failure to delivery a copy of the Shelf Registration Statement or prospectus or any amendments or supplements thereto after Laser has furnished such underwriter with the requested number of copies of the same.

           (c) Notice. Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been prejudiced by such failure to provide such notice.

           (d) Defense of Actions. In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the reasonable expenses incurred in connection with retaining one separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent. The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party unless such settlement contains a full and unconditional release of the indemnified party.

           (e) Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities.

           (f) Contribution. If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who otherwise would be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.
                             ARTICLE III
                 TRANSFERS OF REGISTRABLE SECURITIES
 Section 3.1    Transferability of Registrable Securities

           Parent Holdings may not Transfer the Registrable
 Securities except in accordance with Article VII of the Holdings
 Merger Agreement and under the following circumstances:

           (a)  pursuant to Rule 144;

           (b)  pursuant to the Shelf Registration Statement; or

           (c) upon receipt by Laser of an opinion of counsel, reasonably satisfactory to Laser, that such Transfer is exempt from registration under the Securities Act.

 Section 3.2    Restrictive Legends.

           Parent Holdings hereby acknowledges and agrees that, during the term of this Agreement, each of the certificates representing Registrable Securities shall be subject to stop transfer instructions and shall include the legend set forth in
 Section 7.2 of the Holdings Merger Agreement.

                             ARTICLE IV
                            MISCELLANEOUS

 Section 4.1    Effectiveness of Agreement.

           The provisions of this Agreement shall be effective as of the date hereof.

 Section 4.2    Recapitalization.

           In the event that any capital stock or other securities are issued as a dividend or distribution on, in respect of, in exchange for, or in substitution of, any Registrable Securities, such securities shall be deemed to be Registrable Securities for all purposes under this Agreement.

 Section 4.3     Notices.

           All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, by mail (certified or registered mail, return receipt requested), by reputable overnight courier or by facsimile transmission (receipt of which is confirmed):

           (a)  If to Laser, to:

                Sunbeam Corporation
                1615 South Congress Avenue, Suite 200
                Delray Beach, Florida  33445
                Attention: General Counsel
                Facsimile:  (561) 243-2191

           with a copy to:

           Skadden, Arps, Slate, Meagher & Flom LLP
           One Rodney Square
           Wilmington, Delaware  19801
           Attention:  Richard L. Easton, Esq.
           Facsimile:  (302) 651-3001

           (b)  If to Parent Holdings, to:

                Coleman (Parent) Holdings Inc.
                5900 North Andrews Avenue, Suite #700-A
                Fort Lauderdale, Florida  33309
                Attention:  General Counsel
                Facsimile:  (954) 772-3352

           with a copy to:
           Wachtell, Lipton, Rosen & Katz
           51 West 52nd Street
           New York, New York  10019-6150
           Attention:  Adam O. Emmerich, Esq.
           Facsimile:  (212) 403-2000

 or to such other person or address as any party shall specify by notice in writing, given in accordance with this Section 4.3, to the other parties hereto. All such notices, requests, demands, waivers and communications shall be deemed to have been given on the date on which so hand-delivered, on the third business day following the date on which so mailed, on the next business day following the date on which delivered to such overnight courier and on the date of such facsimile transmission and confirmation, except for a notice of change of person or address, which shall be effective only upon receipt thereof.

 Section 4.4    Entire Agreement.

           This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof. This
 Agreement supersedes all prior agreements and understandings, oral and written, with respect to its subject matter.

 Section 4.5    Binding Effect; Assignment.

           This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and permitted assigns, but, except as expressly contemplated herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, by Laser or Parent Holdings without the prior written consent of the other; provided, that in connection with a bona fide pledge of any Registrable Securities to secure indebtedness or other obligations, Parent Holdings may assign its rights, interests and obligations hereunder to the beneficiary of such pledge. Upon any permitted assignment (other than in connection with any such bona fide pledge), this Agreement shall be amended to substitute the assignee as a party hereto in a writing reasonably acceptable to the other party.

 Section 4.6    Amendment, Modification and Waiver.

           This Agreement may be amended, modified or supplemented at any time by written agreement of the parties hereto. Any failure by Parent Holdings, on the one hand, or Laser, on the other hand, to comply with any term or provision of this Agreement may be waived by Laser or Parent Holdings, respectively, at any time by an instrument in writing signed by or on behalf of Laser and Parent Holdings, but such waiver or failure to insist upon strict compliance with such term or provision shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply.

 Section 4.7    Third-Party Beneficiaries.

           Except with respect to Affiliates which have agreed to be bound in accordance with Section 2.1(a), this Agreement is not intended, and shall not be deemed, to confer upon or give any person except the parties hereto and their respective successors and permitted assigns, any remedy, claim, liability, reimbursement, cause of action or other right under or by reason of this Agreement.

 Section 4.8    Counterparts.

           This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 Section 4.9    Interpretation.

           The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

 Section 4.10   Governing Law.

           This Agreement shall be governed by the laws of the State of New York, without regard to the principles of conflicts of law thereof.

 Section 4.11   Termination; Restrictive Legend.

           Subject to the provisions of Section 2.1(b) hereof, this Agreement shall terminate on the second anniversary of consummation of the Merger; provided, however, that the provisions of Section
 2.6 hereof shall survive termination of this Agreement. It is understood and agreed that any restrictive legends set forth on any Registrable Securities shall be removed by delivery of substitute certificates without such legends and such Registrable Securities shall no longer be subject to the terms of this Agreement, upon the resale of such Registrable Securities in accordance with the terms of this Agreement or, if not theretofore removed, on the third anniversary of the date hereof.


                      [SIGNATURE PAGE FOLLOWS]


           IN WITNESS WHEREOF, the undersigned hereby agree to be bound by the terms and provisions of this Registration Rights
 Agreement as of the date first above written.

                               SUNBEAM CORPORATION



                               By:  /s/  Russell A. Kersh
                                   ____________________________
                                   Name:
                                   Title:


                               COLEMAN (PARENT) HOLDINGS INC.


                               By: /s/ Glenn P. Dikes
                                  ___________________________
                                  Name:  Glenn P. Dikes
                                  Title: Vice President